SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 9, 2004

VERISITY LTD.

(Exact Name of Registrant as Specified in Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2041 Landings Drive, Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

(650) 934-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On February 9, 2004, Verisity Ltd (“Verisity”) completed its acquisition of Axis Systems, Inc. (“Axis”), a company that provides certification and simulation software/hardware solutions that enable System-on-Chip designers to verify the accuracy, optimization and functionality of integrated circuits.

Pursuant to the Agreement and Plan of Merger, dated as of December 11, 2003 (the “Merger Agreement”), among Verisity, Atlas Acquisition Corp., Summit Ventures VI-A, L.P. and Axis, Atlas Acquisition Corp. was merged (the “Merger”) with and in to Axis, with Axis continuing as the surviving company and a wholly-owned subsidiary of Verisity. Upon completion of the Merger, the outstanding shares of Common Stock and Preferred Stock of Axis were converted into the right to receive an aggregate of 2,901,191 Ordinary Shares, par value 0.01 NIS per share (“Ordinary Shares”), of Verisity and an amount of cash equal to $40,571,253.58. Of this merger consideration, an aggregate of 377,551 Ordinary Shares and an amount of cash equal to $5,280,612.50 has been deposited in an indemnity escrow account and may be used to compensate Verisity, its affiliates and certain individuals in the event that they are entitled to indemnification under the Merger Agreement. To the extent that some or all of the escrowed cash and Ordinary Shares are not required to satisfy pending unsatisfied indemnification claims, they will be distributed to former holders of Axis Common Stock and Preferred Stock one year after completion of the Merger or, if earlier, upon the occurrence of a change of control of Verisity.

Certain key employees of Axis also entered into Retention Agreements with Verisity pursuant to which one half of the cash and Ordinary Shares received by them in the Merger will be subject to vesting requirement, based on their continued employment with Verisity after completion of the Merger. Verisity assumed outstanding options to purchase Common Stock in the Merger, and made restricted stock awards to a number of key Axis employees following the Merger.

The funds used by Verisity for the acquisition came from working capital.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired

All required financial statements with respect to Axis Systems, Inc. will be filed by amendment pursuant to Item 7(a)(4) within 60 days from the date on which this report was required to be filed.

(b)	Pro Forma Financial Information

All required pro forma financial information will be filed by amendment pursuant to Item 7(b)(2) within 60 days from the date on which this report was required to be filed.

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of December 11, 2003, among Verisity Ltd., Atlas Acquisition Corp., Summit Ventures VI-A, L.P. and Axis Systems, Inc. (filed as Exhibit 2.1 to Verisity’s Current Report on Form 8-K filed with the SEC on December 12, 2003 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD.
(Registrant)

By:	/s/ Charles Alvarez
Charles Alvarez
Vice President of Finance and Administration,
Chief Financial Officer and Secretary

Dated: February 24, 2004

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 11, 2003, among Verisity Ltd., Atlas Acquisition Corp., Summit Ventures VI-A, L.P. and Axis Systems, Inc. (filed as Exhibit 2.1 to Verisity’s Current Report on Form 8-K filed with the SEC on December 12, 2003 and incorporated herein by reference).